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             SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549
                        ____________

                          FORM 8-K
                        ____________

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

              Securities Exchange Act of 1934

               Date of Report:  22 July 1999
             (Date of earliest event reported)

              JOHN DEERE OWNER TRUST 1999-A
        (Issuer of the Notes and the Certificates)

              JOHN DEERE RECEIVABLES, INC.
        (Originator of the Trust described herein)
    (Exact name of registrant as specified in charter)

                          DELAWARE
      (State or other jurisdiction of incorporation)

                          33-99294
                  (Commission File Number)

                        (36-3837230)
              (IRS Employer Identification No.)

              c/o John Deere Capital Corporation
           Suite 600 First Interstate Bank Building
                    1 East First Street
                     Reno, Nevada 89501
     (Address of principal executive offices and zip code)

                      (702) 786-5527
      (Registrant's telephone number, including area code)

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


Item 5.  Other Events.

    The statements attached as exhibits hereto are filed in accordance with letters submitted to the Division of Corporation Finance of the Securities and Exchange Commission on behalf of similar Trusts by the Servicer and Depositor of the Trust.



Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits

                99.1   Statement to Certificateholder
                99.2   Statement to Noteholders
                99.3   Servicer's Certificate

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

                         SIGNATURE

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        JOHN DEERE OWNER TRUST 1999-A
                        JOHN DEERE RECEIVABLES, INC.

                        By:    John Deere Capital Corporation
                               (Servicer)

                        By:    /s/ James R. Jabanoski
                               ----------------------------
                               James R. Jabanoski, Treasurer


Dated:  22 July 1999

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

                        EXHIBIT INDEX

Exhibit No.

    99.1   Statement to Certificateholder
    99.2   Statement to Noteholders
    99.3   Servicer's Certificate


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